Exhibit 99.1
INVESTOR PRESENTATION 4th Quarter 2010

Forward-Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. 2

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 3

Allied World's Franchise Consistently strong / industry leading results Experienced executive management team Diversified mix of business with global operations Strong risk management culture Excellent capitalization / active capital management Significant investment income returns Rated "A" (Excellent) by A.M. Best Well-diversified Property and Casualty Insurer and Reinsurer with Significant Geographic Reach 4

Operating Segments U.S. Insurance Major Product Lines: Healthcare: Offer significant industry expertise in both primary and excess coverages; General Casualty & Product Liability: Specialty insurance products; Professional Liability: D&O, employment practices, fiduciary and E&O; Property: Cat and non-cat exposed International Insurance Major Product Lines: General & Product Liability: Specialty insurance products; Professional Liability: D&O, employment practices, fiduciary and E&O; Property: Physical property and business interruption coverage for commercial risks; Healthcare: Strong presence with healthcare facilities and managed care organizations Reinsurance Major Product Lines: General Casualty Professional Liability Property per risk Property Catastrophe International Accident and Health Operating platforms in Bermuda, Europe, Hong Kong, Singapore and the United States Full Year 2010 Gross Premiums Written 5

Customer focus Moving closer to clients in certain lines and markets Demonstrate expertise in markets in which we underwrite Become "go to" market for targeted lines and classes of business such as healthcare and construction Diversified insurance and reinsurance products offered across global platform with operations in the U.S., Bermuda, Lloyd's, Europe and Asia Insurance and casualty emphasis with strong reinsurance and property capabilities Strong risk management controls Our Key Business Strategies Leading specialty insurance company with broad range of product offerings, global capabilities and significant U.S. focus 6 * Includes healthcare-related program business Full Year 2010 GPW: $ 1,758 MM 70% Insurance / 30% Reinsurance 76% Casualty / 24% Property

Active Capital Management Improves Shareholder Value * Excludes $243.8 million syndicated loan which was repaid on February 23, 2009 7 Diluted book value per share has more than doubled since 2006 Capital Management History $167 million of common dividends paid since going public in 2006 $563 million of shares repurchased from AIG in December 2007 Planned $500 million of share repurchases $239 million of shares repurchased in 2010 $505 million of shares and warrants repurchased from founders in 2010 $300 million in ten-year senior notes issued in November 2010 (In millions, except for per share amounts)

Market Conditions Competitive Pricing Environment Global economic downturn continues to dampen insurance industry operating environment Insurable exposures have shrunk and less overall coverage is being sought Excess capital, benign loss conditions and economic environment have resulted in a "buyer's market" Newer market entrants continue to drive rate decreases to gain market share Casualty and property rates continue to decline Continued erosion of terms and conditions Reinsurance Capacity Excess capacity continues to drive competition in all lines of business Opportunities still exist, although at thinner margins Reinsurers remain aggressive when trying to stay on existing programs Inflationary Pressures Low interest rates result in investment portfolios generating less investment income Insurers managing against deflation in short term while forecasting inflation over long term 8

Direct U.S. insurance initiatives Deepened underwriting talent in U.S. operations and expanded regional presence; now with nine branch office locations throughout the U.S. Expanded primary business profile and capabilities - improves cycle management capabilities by increasing access to attractive, less price-sensitive, small account primary business including healthcare Expanded presence in Europe and Asia Have international offices in London, Dublin, Switzerland, Hong Kong and Singapore which positions the company to meet developing opportunities and build out a global platform Established Lloyd's syndicate in 2nd quarter 2010, giving company greater access to Asia and Latin America Completed redomestication to Switzerland in 4th quarter 2010 Reduced writings in lines that did not meet our underwriting requirements Scaled back energy, international property and certain financial institution professional liability business Established U.S. reinsurance company Increased access to U.S. regional business and "decision makers" 9 Positioned to Succeed Allied World has significantly expanded its operations and built a business more focused on primary, small and medium account business New product and geographic expansion initiatives contributed almost $200 million to gross premiums written in 2010

Superior Execution in a Challenging Marketplace Consistently Strong Operating Performance Strong Operating Income over last five years, $398 million in 2010 despite $164.6 million of losses from major events Favorable Reserve Development - Each of last 7 years, $313.3 million in 2010 Strong Investment Returns - $559 million (7.9%) total net investment return* in 2009, $469 million (6.1%) in 2010 Operating Cash Flows - $451 million in 2010 Book Value Growth - Book value per share has increased 141% since the company went public in 2006 10 * Total net investment return includes net investment income, net realized gains, net change in unrealized gains and net impairment charges recognized in earnings. The percentage return is calculated by taking the total net investment return for the year divided by the average aggregate invested assets for the year.

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 11

Our U.S. Insurance Operating Segment - A significant U.S.- based specialty franchise with diversified offerings Direct property and casualty insurance for small and middle-market non-Fortune 1000 companies Darwin acquisition provided small account primary franchise Offer significant healthcare and professional liability expertise Expanding presence in general casualty and private and not-for-profit D&O Excess & surplus lines (E&S) and admitted capabilities in all 50 states Approved Defense-Based Act underwriter Program business initiative Over $100 million in 2010 * Includes healthcare-related program business Allied World U.S. Insurance Operating Segment 2010 Product Mix 12 Total 2010 GPW: $729 MM Other, 2%

Expanding U.S. Direct Operating Platform Significant infrastructure investments made throughout 2008 and 2009 Dedicated U.S. management team with significant industry experience 450 staff count, over 65% of Allied World group Allied World's expanded presence in U.S. has significantly enhanced the market profile of our domestic operations San Francisco Los Angeles Costa Mesa Dallas Chicago Atlanta Boston Farmington New York 13 Opened and expanded offices in strategic locations throughout the U.S.

Growth in U.S. Insurance Submissions 58% Growth in U.S. Submissions by Geographic Region 2008 - 2010 59% 59% 79% 59% 65% U.S. expansion efforts have resulted in submission activity increasing 60% over last two years; spread evenly throughout all regions of the country Northeastern Region Mid-Atlantic Region Southeastern Region Southern Region Mid-Western Region Western Region 14

International Insurance Operating Segment Bermuda A leading direct writer of Fortune 1000 North American domiciled property and casualty risks Strong diversity of industries covered including manufacturing, chemicals, transportation, real estate, consumer products, medical and healthcare products and construction Recently began writing trade credit and political risk products Europe Focus predominantly on mid-sized to large non-North American domiciled accounts Offers broad range of casualty & property insurance products for multi-national corporations worldwide Lloyd's Syndicate expands insurance product capabilities in Latin America and the Asia Pacific region Recently launched SME and healthcare initiatives Hong Kong Offers professional lines, healthcare and general casualty business Allied World International Insurance Operating Segment 2010 Product Mix 15 Global diversification and expansion Total 2010 GPW: $505 MM

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 16

Operating Platform Office Major Lines Bermuda Allied World has been writing reinsurance business since 2002 Bermuda Property Catastrophe Property Treaty Specialty Facultative United States U.S. reinsurance operation began writing business in early 2008 New York City General Casualty Professional Lines Property Global Marine and Specialty International Recently established Lloyd's Syndicate, offices in Switzerland and Singapore Switzerland Singapore London Property Catastrophe Property Per Risk Commercial Auto General Liability Employers' Liability Professional Lines Reinsurance Operating Platforms 17

Reinsurance Operating Segment Casualty Presence Established in U.S. Underwriting teams closer to "decision makers" which provides greater access to information Accessing clients and lines that do not typically access the Bermuda marketplace, including U.S. regional company multi-line business, super regional, middle- market business and stand-alone casualty-clash business Broaden product selection when market conditions improve Strategic Bermuda Platform Property catastrophe, property per risk, workers' compensation catastrophe, accident & health, specialty casualty and international Expanded Global Presence Swiss and Singapore offices Lloyd's Syndicate established in June 2010 Allied World Reinsurance Operating Segment 2010 Product Mix 18 Flexibility to take advantage of reinsurance opportunities in the global marketplace Total 2010 GPW: $524 MM

Expanded Reinsurance Capabilities 19 U.S. Initiatives In 2009 added property reinsurance which focuses on small and medium account regional carriers Recently launched Global Marine and Specialty unit which offers marine, aviation and satellite coverages, as well as crop and hail business International Initiatives Swiss office opened in 2008 offers property, general casualty and professional liability products throughout Europe Singapore office opened in 2009 as Allied World's hub for all classes of treaty business in Asia Pacific, Middle East and Africa Established Lloyd's Syndicate 2232 in June 2010 which significantly expands reinsurance products throughout Europe and globally

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 20

Financial Highlights Operating Results 2010 2009 2008 Net Income $665 MM $607 MM $108 MM Operating Income $398 MM $538 MM $455 MM Net Income Return on Average Equity 21.9% 22.6% 8.3% Operating Return on Average Equity 13.1% 20.0% 20.6% Combined Ratio 84.9% 76.1% 84.1% Cash flow from Operations $451.3 MM $668 MM $657 MM Operating Earnings Per Diluted Share $7.97 $10.34 $8.90 Ending Diluted Book Value per Share $74.29 $59.56 $46.05 Growth in Diluted Book Value Per Share 25% 29% 8% Allied World has reported very strong results despite competitive landscape, financial turbulence and catastrophe activity 21

Annualized Operating ROE 25.8% 22.1% 20.6% 20.0% 13.1% Combined ratios consistently below 85% and better than peer group Operating income consistently in $400 million range or higher despite industry challenges Consistently strong operating return on average equity 2010 impacted by $164.6 million from catastrophic and major event losses 22 Consistent Operating Performance - Over our first five years as a public company * Peers include ALTE, ACGL, AGII, AHL, AXS, ENH, HCC, MKL, OB, RLI, THG, NAVG, and WRB. Source: SNL Financial. Based on information available on February 23, 2011. Operating Income and Combined Ratio vs. Peer Average

Strong Underwriting Results Underwriting performance has been strong since our inception * Pro-forma including Darwin development since inception ** Case incurred ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis 23 ** Historical Loss Ratio's Through December 31, 2010 ($MM)* Historical Loss Ratio's Through December 31, 2010 ($MM)* Historical Loss Ratio's Through December 31, 2010 ($MM)* Historical Loss Ratio's Through December 31, 2010 ($MM)* Historical Loss Ratio's Through December 31, 2010 ($MM)* Historical Loss Ratio's Through December 31, 2010 ($MM)* Historical Loss Ratio's Through December 31, 2010 ($MM)* Historical Loss Ratio's Through December 31, 2010 ($MM)* Historical Loss Ratio's Through December 31, 2010 ($MM)* Historical Loss Ratio's Through December 31, 2010 ($MM)* Historical Loss Ratio's Through December 31, 2010 ($MM)* AY 2002 2003 2004 2005 2006 2007 2008 2009 2010 CY Total CY Original Loss Ratio 70.1% 65.3% 75.9% 103.1% 59.6% 58.4% 55.5% 45.9% 52.1% Prior Year Development 0.0% -4.9% -5.8% -3.6% -8.2% -10.2% -24.5% -18.8% -23.1% AY Original Loss Ratio 70.1% 70.1% 81.7% 106.7% 67.7% 68.6% 80.0% 64.7% 75.1% 2002 2003 $ (56.8) $ (56.8) 2004 (26.7) $ (52.7) $ (79.4) 2005 (8.4) (45.7) $ 5.6 $ (48.5) 2006 (16.5) (43.1) (45.3) $ (8.2) $ (113.0) 2007 6.2 (33.8) (76.9) (6.2) $ (26.1) $ (136.9) 2008 (8.9) (87.9) (100.3) (73.8) (7.8) $ (33.9) $ (312.6) 2009 (16.5) (57.2) (118.1) (102.5) 11.6 2.4 $ 32.2 $ (248.0) 2010 4.4 (10.9) (57.0) (146.7) (54.4) (24.8) (22.6) $ (1.2) $ (313.4) Subsequent Development $ (123.4) $ (331.2) $ (392.0) $ (337.5) $ (76.7) $ (56.3) $ 9.6 $ (1.2) $ (1,308.6) Loss Ratio Points -28.4% -28.3% -28.6% -24.9% -5.5% -4.2% 0.8% -0.1% AY Developed 41.6% 41.8% 53.1% 81.8% 62.2% 64.4% 80.8% 64.6% 75.1% Cat Losses 16.4% 28.3% 10.2% 7.2% AY Developed EX Cat Losses 41.6% 41.8% 36.7% 53.5% 62.2% 64.4% 70.6% 64.6% 67.9% Case Incurred through 2010 YE 39.5% 33.5% 44.3% 59.0% 34.0% 36.2% 41.2% 17.8% 24.3% Remaining IBNR / EP Ratio @ 2010 YE 2.1% 8.4% 8.9% 22.8% 28.2% 28.2% 39.6% 46.8% 50.8% **

Net reserves about 4.7% above mid-point of range at December 31, 2010 Over $1.3 billion net favorable reserve development since inception (including Darwin development) 76% of reserves are IBNR Net Loss & LAE Reserve Mix at December 31, 2010 Case U.S. Insurance, 5% IBNR International Insurance 33% Case International Insurance, 10% IBNR Reinsurance 22% Case Reinsurance, 9% IBNR U.S. Insurance 21% December 31, 2010 Total: $4.0B Net Prior Year Reserve Releases ($MM) Range of Net Reserves at December 31, 2010 ($MM) Prudent Reserving Philosophy 24

96% of our fixed income portfolio consists of investment grade securities The average credit quality is AA Portfolio remains well diversified Portfolio diversity minimized the downside risk in 4th quarter 2010. We will continue to diversify the portfolio by adding equities and alternatives in 2011 Largest sector exposure is in corporate bonds at over 31% of portfolio Largest single-issuer exposure is 1% of portfolio Duration of portfolio maintained at 2.7 years U.S. Treasury market vulnerable with U.S. Government financing needs Risk asymmetry remains in place Portfolio Summary - December 31, 2010 Conservative, yet Opportunistic Investment Strategy 25

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 26

Allied World's Value Proposition Superior book value growth versus peers since going public in 2006 Growth in book value per share calculated by taking change in basic book value per share from September 2006 through December 2010 adjusted for common dividends paid. Based on information available on February 23, 2011. 27

Peer Comparisons - Operating Income ROE Operating return on average shareholders’ equity is calculated by dividing operating income (net income available to common shareholders’ excluding net realized investment gains or losses, net impairment charges in earnings, net foreign exchange gains or losses and impairment of intangible assets) by average adjusted shareholders’ common equity (shareholders’ common equity excluding the average after tax unrealized gains or losses on investments). Based on information available on February 23, 2011. Five Year Average Operating ROE Five Year Average Operating ROE Allied World 20.3% Endurance 18.6% Arch 18.4% Berkley 18.0% Axis 17.5% RLI 17.1% Aspen 14.9% HCC 14.6% Markel 14.4% Navigators 12.1% Argo 9.1% 28

Peer Comparisons - Leverage Operating leverage calculated by net premium leverage (2010 Net premiums written / 2010 ending shareholders' equity) and 2010 net reserve leverage (2010 net loss reserves / total 2010 ending shareholders' equity). Based on information available on February 23, 2011. 29

Conclusion Allied World Expects to Generate a Mid-teen ROE Over the Cycle, Assuming Normalized Catastrophe Activity Strong underwriting franchise diversified by product and geography Experienced executive management team in place Excellent capitalization, strong balance sheet and financial flexibility Enhanced by recent capital management initiatives Significant infrastructure investments made since 2008 Strengthened U.S. specialty franchise and global capabilities Well positioned to capitalize on market opportunities Current valuation inconsistent with history of strong returns 30

Agenda Executive Summary Direct Insurance Reinsurance Financial Results and Strength Peer Comparison / Conclusion Appendix 31

Segment Results - Q4 2010 & Q4 2009 32

33 Segment Results - FY 2010 & FY 2009

Consolidated Balance Sheets 34

Historical Operating Results 35

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non-GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP"). "Operating income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, impairment of intangible assets and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company excludes impairment of intangible assets as these are non-recurring charges. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. "Annualized return on average shareholders' equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See slides 37 - 39 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. 36

Non-GAAP Financial Measures - Reconciliations 37

Non-GAAP Financial Measures - Reconciliations 38

Non-GAAP Financial Measures - Reconciliations 39